UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 13, 2005

PROXIM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30993	52-2198231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 O’Nel Drive
San Jose, CA 95131

(Address of principal executive offices, including zip code)

(408) 731-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 13, 2005, Proxim Corporation (“Proxim” or the “Company”) received notification from the Nasdaq Stock Market (“Nasdaq”) that the Company fails to comply with their requirements for the continued listing of our common stock in light of our recent bankruptcy filing.  A result of such failure, Nasdaq notified the Company that, as of the opening of business on June 15, 2005, a “Q” will appended to the Company’s trading symbol “PROX.”  Unless Proxim appeals, the Company’s common stock will be de-listed from The Nasdaq National Market at the opening of business on June 22, 2005.

In the notice, Nasdaq advised Proxim that Nasdaq had made its determination after considering Proxim’s filing for bankruptcy on June 11, 2005.  In light of the bankruptcy filing, Nasdaq staff cited Marketplace Rules 4300 and 4450(f) specifically, public interest concerns generally, as well as concern regarding the residual equity interest of our existing securities holders as grounds for our non-compliance. Additionally, Nasdaq staff voiced concern over our ability to come back into compliance with the $1 minimum bid price requirement of Marketplace Rule 4450(a)(5); as previously disclosed, the staff initially notified us of our non-compliance with this rule on June 3, 2005.

In light of the Company’s efforts to sell substantially all of its assets and to wind up its affairs under the United States Bankruptcy Code, Proxim currently does not intend to exercise our right to appeal Nasdaq’s determination. If Proxim does not appeal Nasdaq’s determination, Proxim’s common stock will be de-listed from The Nasdaq National Market and will not be immediately eligible for listing on the OTC Bulletin Board.  De-listing will make our stock more difficult to trade, likely reduce its trading volume, and likely further depress our stock price.

On June 14, 2005, Proxim issued a press release to announce receipt of the de-listing notice and the actions to be taken thereunder. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01. Other Events

On or about June 13, 2005, Proxim Corporation completed a move of its corporate headquarters from Sunnyvale, California to San Jose, California.  The Company’s new corporate headquarters is located at 2115 O’Nel Drive, San Jose, California 95131.  This new address is reflected on the cover page to this current report on Form 8-K.  The Company’s phone and fax numbers remained unchanged.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press release, dated as of June 14, 2005, entitled “Proxim Receives a De-Listing Notice from Nasdaq.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM CORPORATION

	By:	/s/ Michael D. Angel
Michael D. Angel
Executive Vice President and Chief Financial Officer

Date: June 14, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated as of June 14, 2005, entitled “Proxim Receives a De-Listing Notice from Nasdaq.”